UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2021

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Long-Term Incentive Awards.

Pursuant to the Liberty Latin America 2018 Annual Incentive Plan (the “Incentive Plan”), on March 16, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of Liberty Latin America Ltd. (the “Company”) approved long-term incentive awards in the form of share appreciation rights (“SARs”) and restricted share units (“RSUs”). In the following text, the terms “we”, “our”, and “our company” refer to the Company. These awards are part of the Company’s compensation arrangements with its management, which consists of salary, an annual bonus and multiyear long-term equity incentive awards, and these awards were made consistent with past practice on the same dates. The Company's long-term incentive plans serve the goals of incentivizing management to achieve share price growth aligned with the Company's shareholders and promoting employee retention.

For the 2021 long-term incentive program, the Committee determined that a combination of 40% SARs and 60% RSUs was appropriate for all recipients, including our named executive officers. Reflecting the approximate ratio of outstanding shares of the Company's Class A and Class C common shares, and past practice in its incentive plans, the RSUs and SARs are each issued in common shares at a ratio of one-third Class A and two-thirds Class C. This approach conforms our grants with the market practice to provide a form of time-vested awards for all grant recipients in the RSUs and for alignment with shareholder returns with the SARs.

The following table summarizes the target annual equity values and number of SARs and RSUs granted under the Incentive Plan to our 2019 named executive officers (who will also be our 2020 named executive officers):

Name and Position	Target Annual Equity Value	SARs	RSUs
Balan Nair, President & CEO	$6,500,000	587,580	279,771
Christopher Noyes, SVP & Chief Financial Officer	$2,500,000	225,993	107,604
Vivek Khemka, SVP & Chief Technology Officer	$2,250,000	203,394	96,843
Betzalel Kenigsztein, SVP & Chief Operating Officer	$2,000,000	180,795	86,082
John Winter, SVP & Chief Legal Officer and Secretary	$2,000,000	180,795	86,082

The SARs and RSUs are subject to shareholder approval of an amendment to the Incentive Plan to increase the number of shares authorized under the plan. One-third of the SARs and RSUs vest on March 15th of the years 2022, 2023 and 2024. The SARs have a term of ten years (increased from seven years in our previous grants) and base prices equal to the market closing price of the common shares on the grant date, which was $14.00 for LILA and $14.10 for LILAK. The SARs and RSUs are subject to tax withholding, forfeiture, acceleration, amendment or other terms in connection with certain terminations of employment, change-of-control events and other terms with executives, generally consistent with the terms of equity awards previously granted by the Company.

2021 Phoenix Incentive Awards.

As noted above, the Committee has three primary objectives with respect to executive compensation - motivation, retention and alignment of interests to create shareholder value. Pursuant to the Incentive Plan, on March 16, 2021, the Committee approved a one-time grant of performance-based share appreciation awards (the “Phoenix Awards”) for our named executive officers and other key employees. The Phoenix Awards are designed to motivate and reward employees to build momentum in the Company's operating performance over the next three years, drive the Company to emerge stronger from the pandemic, accelerate the Company’s transition to a digital first company, retain key executives and to drive our senior management toward attaining increased shareholder value over the three-year performance period.

The Phoenix Awards are in the form of performance-based share appreciation rights (“PSARs”). Reflecting the approximate ratio of outstanding shares of the Company's Class A and Class C common shares, and past practice in its incentive plans, the PSARs are each issued in common shares at a ratio of one-third Class A and two-thirds Class C. Each PSAR represents the right to receive a payment in shares or, if the compensation committee so determines, cash or a combination of cash and shares, equal to the excess of the fair market value of the common shares on the day of exercise over the base price specified in the grant, subject to performance and vesting. The performance period for the Phoenix Awards is the period beginning January 1, 2021 and ending December 31, 2023, and the Phoenix Awards will vest on March 16, 2024 based on the continued employment of the recipient through this date.

The Phoenix Award for our CEO is 3 million (comprised of 1 million Class A PSARs and 2 million Class C PSARs) and for each of the other 2019 named executive officers is 300,000 PSARs (comprised of 100,000 Class A PSARs and 200,000 Class C PSARs), except the Phoenix Award for Betzalel Kenigsztein is 100,000 PSARs (comprised of 33,333 Class A PSARs and 66,667 Class C PSARs).

The PSARs are subject to shareholder approval of an amendment to the Incentive Plan to increase the number of shares authorized under the plan. The PSARs have a term of ten years and base prices equal to the market closing price of our Class A and Class C common shares on the grant date, which was $14.00 for LILA and $14.10 for LILAK. The Phoenix Awards have performance conditions based on achievement of individual objectives in each of the years 2021, 2022, and 2023. These objectives consist of quantitative and qualitative measures, which include individual strategic, financial, transactional, organizational and/or operational goals.

The Phoenix Awards are subject to tax withholding, forfeiture, acceleration, amendment or other terms in connection with certain terminations of employment, change-of-control events and other terms with executives, generally consistent with the terms of equity awards previously granted by the Company.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.CAL	XBRL Inline Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ JOHN M. WINTER
John M. Winter
Senior Vice President, Chief Legal Officer & Secretary

Date: March 22, 2021